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                                TERMINATION AGREEMENT

     TERMINATION AGREEMENT dated as of September 10, 1999 between The Chase Manhattan Bank, successor-in-interest to Chemical Bank ("Chase") and 212 Certificate Company (the "Counterparty"). Capitalized terms used but not defined in this Agreement shall have the meanings assigned to them in the form of ISDA Master Agreement published by the International Swaps and Derivatives Association, Inc.

     Chase and the Counterparty hereby agree as follows:

     1. Effective upon, and in consideration of, the payment of $9,000,559.00 by Chase to Counterparty on September 17, 1999, all rights, obligations, and liabilities of Chase and Counterparty under the transaction governed by the Confirmation dated May 19, 1999 between the parties (Chase Reference Number 298406/50654042, Trade Date May 13, 1999) shall be terminated and discharged.
No other payments shall be required to be made by either party in respect of such transaction.

     2. Each party represents to the other party with respect to itself that
(i) it has authority to enter into this Agreement, (ii) the person entering into this Agreement on its behalf has been duly authorized to do so, and (iii) this Agreement is binding upon it and enforceable against it in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and applicable principles of equity) and does not and will not violate the terms of any material agreements to which it is bound.

     3. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

        (b) With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably (i) submits to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City and
(ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party. Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction, nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

     4. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken

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together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by rapidfax or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

                                             THE CHASE MANHATTAN BANK


                                             By: /s/ George W. Brash, Jr.
                                                -------------------------
                                             Name: George W. Brash, Jr.
                                             Title: Managing Director

                                             By: /s/ Anna Maria Beissel
                                                -------------------------
                                             Name: Anna Maria Beissel
                                             Title: Vice President

                                             212 CERTIFICATE COMPANY

                                             By:
                                                -------------------------
                                             Name:
                                             Title:

                                             By:
                                                -------------------------
                                             Name:
                                             Title:


                                             By:
                                                -------------------------
                                             Name:
                                             Title:

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together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by rapidfax or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

                                             THE CHASE MANHATTAN BANK


                                             By:
                                                -------------------------
                                             Name:
                                             Title:


                                             By:
                                                -------------------------
                                             Name:
                                             Title:

                                             212 CERTIFICATE COMPANY


                                             By: /s/ William H. Panning
                                                -------------------------
                                             Name: William H. Panning
                                             Title: Chief Investment Officer


                                             By: /s/ Craig A. Hawley
                                                -------------------------
                                             Name: Craig A. Hawley
                                             Title: General Counsel